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                                   VAN KAMPEN
                            GLOBAL FIXED INCOME FUND

                                A SERIES OF THE
                          VAN KAMPEN SERIES FUND, INC.

                       SUPPLEMENT DATED JANUARY 31, 2000
                   TO THE PROSPECTUS DATED OCTOBER 28, 1999,
               SUPERCEDING THE SUPPLEMENT DATED JANUARY 11, 2000

     (1) The Prospectus is supplemented with the following:

          The Board of Trustees has continuously reviewed the investment policies and practices, performance, expenses and reduced net assets of the Van Kampen Global Fixed Income Fund (the "Fund"). In connection therewith, the Board considered various alternatives including a possible merger or liquidation of the Fund. After due consideration of a number of factors, including those listed above, the Board determined that it would be in the best interest of the shareholders to terminate and liquidate the Fund. On January 27, 2000, the Board approved a Plan of Liquidation for the Fund. The Plan of Liquidation will be presented to the shareholders of the Fund for approval. As a result of the Board's approval, the Fund is suspending the continuous offering of its shares to new investors of the Fund effective at the close of business February 2, 2000. Currently, existing shareholders of the Fund as of February 2, 2000 may continue to purchase shares of the Fund. Dividends subject to automatic reinvestment in the Fund according to previous instructions of existing shareholders will continue to be reinvested in shares of the Fund.

     (2) The section of the inside back cover of the Prospectus entitled BOARD OF DIRECTORS AND OFFICERS -- BOARD OF DIRECTORS is hereby supplemented by deleting Richard M. DeMartini* and Don G. Powell* and adding Mitchell M. Merin* and Richard F. Powers, III*, effective December 15, 1999.

     * "Interested Persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.